ZOMAX INCORPORATED

                             1996 STOCK OPTION PLAN

                      (As Amended Through January 19, 2000)


                                   SECTION 1.

                                   DEFINITIONS


         As used herein, the following terms shall have the meanings indicated below:

         (a) The "Company" shall mean Zomax Incorporated, a Minnesota corporation.

         (b) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

         (c) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for options pursuant to this Plan.

         (d) The "Plan" means the Zomax Incorporated 1996 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

         (e) Non-Employee Directors shall mean members of the Board who are not employees of the Company or any Subsidiary.

         (f) The "Optionee" for purposes of Section 9 is an employee of the Company or any Subsidiary to whom an incentive stock option has been granted under the Plan. For purposes of Section 10, the "Optionee" is a consultant or advisor to or an employee, officer or director of the Company or any Subsidiary to whom a nonqualified stock option has been granted. For purposes of Section 11, the "Optionee" is a Non-Employee Director to whom a nonqualified stock option has been granted.

         (g) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this Section 1(g) "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regula tions under the Securities Exchange Act of 1934, as amended.


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         (h) The "Internal Revenue Code" is the Internal Revenue Code of 1986,
         as amended from time to time.


                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers, employees, consultants, and advisors upon whose efforts the success of the Company and its subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "Incentive Stock Options" under the provisions of Section 422 of the Internal Revenue Code, and through the granting of "Nonqualified Stock Options" pursuant to Sections 10 and 11 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. In no event shall any stock options be exercisable prior to the date this Plan is approved by the shareholders of the Company. If shareholder approval of this Plan is not obtained within twelve (12) months after the adoption of the Plan by the Board of Directors, any stock options previously granted shall be revoked.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date it is adopted by the Board of Directors of the Company, subject to approval by the shareholders of the Company as required in Section 2.


                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Stock Option Committee (hereinafter referred to as the "Committee" and as defined in Section 1(g) of this Plan) which may be appointed by the Board from time to time. The Board or the Committee, as the case may be, shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Board, or the Committee, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective

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stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's, or the Committee's, interpretation of the Plan, and all actions taken and determinations made by the Board or the Committee pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

         In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majori ty vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

         The Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those employees, directors, officers, consultants or advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital-raising transaction. The Board or the Committee, as the case may be, shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under this Plan.

         The Board or the Committee may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Board or the Committee shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.


                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Three million two hundred thousand (3,200,000) shares of Option Stock shall be reserved and avail able for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

                                   SECTION 7.

                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the earlier of the date the Plan is approved by the Board or the date it is approved by the shareholders of the Company. Nonqualified stock options may be granted pursuant to the Plan from time to time after the Plan is adopted by the Board and until the Plan is discontinued or terminated by the Board.


                                   SECTION 8.

                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check, Common Stock of the Company valued at such stock's then "fair market value" as defined in Section 9 below, or such other form of payment as may be authorized by the Board or the Committee. The Board or the Committee may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the Option granted to the Optionee or upon any exercise of the Option by the Optionee.


                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. The option price per share shall not be less than one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee, as the case may be, grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock per share on the date of the grant of the option. For purposes hereof, if such stock is then reported in the national market system or is listed upon an established exchange or exchanges, "fair market value" of the Common Stock per share shall be the highest clos ing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock. If such stock is not so reported in the national market system or listed upon an exchange, "fair market value" shall be the mean between the "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes. If such stock is not publicly traded as of the date the option is granted, the "fair market value" of the Common Stock shall be determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options. The Board or the Committee, as the case may be, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be, but in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Other Provisions. The Option Agreement authorized under this
         Section 9 shall contain such other provisions as the Board or the Committee, as the case may be, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

         (d) Holding Period. The disposition of any shares of Common Stock acquired by an Optionee pursuant to the exercise of an option described above shall not be eli gible for the favorable taxation treatment of
         Section 421(a) of the Internal Revenue Code unless any shares so acquired are held by the Optionee for at least two (2) years from the date of the granting of the option under which the shares were acquired and at least one year after the acquisition of such shares pursuant to the exercise of such option, or such other periods as may be prescribed by the Internal Revenue Code. In the event of an Optionee's death, such holding period shall not be applicable pursuant to Section 421(c)(1) of the Internal Revenue Code.

                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. The option price per share shall be equal to one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee grants the option unless otherwise determined by the Board or the Committee, as the case may be; provided, however, that the option price per share shall be equal to at least eighty-five percent (85%) of the fair market value of the Common Stock per share on the date of grant. For purposes hereof, the "fair market value" of a share of Common Stock shall have the same meaning as set forth under
         Section 9(a) herein.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be, but in no event shall any option be exercisable during a term of more than ten (10) years after the date on which it was granted. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, any federal, state, local or other taxes required by law to be withheld with respect to the option's exercise, the Board or the Committee, as the case may be, may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its "fair market value," as provided under
         Section 9(a) hereof, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) Other Provisions. The Option Agreement authorized under this
         Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.


                                   SECTION 11.

                  GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

                  (a) Upon Joining Board. Each Non-Employee Director whose initial election or appointment to the Board of Directors occurs after the date this Plan is adopted by the Board of Directors shall, as of the date of such election or appointment to the Board, automatically be granted an option to purchase 20,000 shares of the Common Stock at an option price per share equal to one hundred percent (100%) of the fair market value of the Common Stock on the date of such election or appointment. Such option shall become exercisable to the extent of 4,000 shares on each of the first, second, third, fourth and fifth anniversaries of the date of grant.

                  (b) Upon Re-election to Board. Each Non-Employee Director who, after the date this Plan is adopted by the Board of Directors, is re-elected as a Non-Employee Director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 4,000 shares of Common Stock at an option price per share equal to one hundred percent (100%) of the fair market value of the Common Stock on the date of such re-election or shareholder meeting; provided that a Non-Employee Director who receives an option pursuant to subsection (a) above shall not be entitled to receive an option pursuant to this subsection (b) until at least twelve (12) months after such Non-Employee Director's initial election to the Board. Options granted pursuant to this subsection (b) shall be immediately exercisable in full.

                  (c) General. Non-Employee Directors shall not receive more than one option to purchase 4,000 shares pursuant to this Section 11 in any one fiscal year. All options granted pursuant to this Section 11 shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company, except that the option shall expire on the earlier of (i) three months after the optionee ceases to be a director (except by death) and (ii) ten (10) years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director may be exercised at any time within twelve (12) months of the death of such Non-Employee Director or on the date on which the option, by its terms expire, whichever is earlier.

                                   SECTION 12.

                               TRANSFER OF OPTION

         No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.


                                   SECTION 13.

             RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the stock option agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), all outstanding options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction; provided, however, that if the acquiring party seeks to have the transaction accounted for on a "pooling of interests" basis and, in the opinion of the Company's independent certified public accountants, accelerating the exercisability of such options would preclude a pooling of interests under generally accepted accounting principles, the exercisability of such options shall not accelerate. In addition to the foregoing, in the event of such a transaction, the Board may provide for one or more of the following:

                  (a) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

                  (b) that Optionees holding outstanding incentive or nonqualified options shall receive, with respect to each share of Option Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Option Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; or

                  (c) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

         The Board may restrict the rights of or the applicability of this
Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 14.

                               INVESTMENT PURPOSE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to an Optionee, the Board or the Committee may require the Optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee, as the case may be, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securi ties laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.


                                   SECTION 15.

                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

                                   SECTION 16.

                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amend ment, except as is authorized in Section 13, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code. In addition to and notwithstanding the foregoing, the provisions of Section 11 shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.


                                   SECTION 17.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.

                            ZOMAX OPTICAL MEDIA, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


         THIS AGREEMENT, made this ________ day of _______________, 19___, by and between ZOMAX OPTICAL MEDIA, INC., a Minnesota corporation (the "Company"), and _______________________________ (the "Optionee");

                               W I T N E S S E T H

         WHEREAS, the Optionee on the date hereof is an employee of the Company or a Subsidiary of the Company;

         WHEREAS, to induce the Optionee to continue in its employ and to further the Optionee's efforts in its behalf, the Company desires to grant to the Optionee an incentive stock option to purchase shares of its Common Stock;

         WHEREAS, the Company's Board of Directors has adopted a stock option plan providing for the grant of incentive stock options known as "Zomax Optical Media, Inc. 1996 Stock Option Plan" (hereinafter referred to as the "Plan"); and

         WHEREAS, on the date hereof, the Company's Board of Directors (or, if so appointed and empowered by the Board, the Board's Stock Option Committee) authorized the grant of this incentive stock option to the Optionee;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Optionee hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee, on the date of this Agreement, the option to purchase ___________ shares of Common Stock of the Company (the "Option Stock") subject to the terms and conditions herein contained, and subject only to adjustment in such number of shares as provided in Section 13 of the Plan. This option is intended to be an incentive stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

         2. Option Price. During the term of this option, the purchase price for the shares of Option Stock granted herein is $_________ per share (not less than the fair market value as of date of grant), subject only to adjustment of such price as provided in Section 13 of the Plan.

         3. Term of Option. Unless terminated earlier under the provisions of Paragraphs 10, 11 or 12 below, this option shall terminate as of the close of business on _____________________. During the first year after the date of this Agreement, this option shall not be exercisable. Thereafter, this option shall be exercisable to the extent of _____________ percent (_____%) of such total number of shares during each succeeding year until the earlier of the time this option shall have become exercisable to the extent of one hundred percent (100%) of the total number of shares granted or its termination as provided herein. If the Optionee does not purchase the full number of shares which the Optionee is entitled to purchase upon an exercise of this option, the Optionee may purchase upon any subsequent exercise prior to the option's termination such previously unpurchased shares in addition to those the Optionee is otherwise entitled to purchase. If this option has been granted prior to approval of the Plan by the Company's shareholders, this option shall not be exercisable until such approval is obtained.

         4. Personal Exercise by Optionee. This option shall, during the lifetime of the Optionee, be exercisable only by said Optionee, or by the Optionee's guardian or other legal representative, and shall not be transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

         5.       Manner of Exercise of Option.

                  a. The option may be exercised only by Optionee (or other proper party in the event of death), subject to the conditions of the Plan and subject to such other administrative rules as the Board of Directors may deem advisable, by delivering a written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the option is being exercised and shall be accompanied by payment in full of the option price for all shares designated in the notice. The exercise of the option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the exercise period as provided herein.

                  b. Payment of the option price by Optionee shall be in the form of cash, certified check or previously acquired shares of Common Stock of the Company, or any combination thereof; provided, however, that the Board or any Committee appointed by the Board to administer the Plan may, in its sole discretion, limit the form of payment to cash or certified check and may exercise its discretion any time prior to the termination of this option or upon any exercise of this option by the Optionee. Any stock so tendered as part of such payment shall be valued at its fair market value as provided in the Plan. As soon as practicable after the effective exercise of all or any part of the option, the Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

         6. Employment; Rights as a Shareholder. This Agreement shall not confer on Optionee any right with respect to continuance of employment by the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment. The Optionee or a transferee of this option shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 13 of the Plan.

         7. 1996 Stock Option Plan. The option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to the Optionee and is hereby made a part of this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this option, and, in the event of any question as to the construction of this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

         8. Withholding Taxes on Disqualifying Disposition by Optionee. In the event of a disqualifying disposition of Option Stock by Optionee, Optionee hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition or upon independently learning of such a disposition, the Company may take such action as it deems appropriate to insure that, if necessary to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon such disqualifying disposition and to comply with all applicable federal or state income tax laws or regulations, all applicable federal and state payroll, income or other taxes are withheld from any amounts payable by the Company to Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. The Optionee may, subject to the approval and discretion of the Board of Directors or such other administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company's Common Stock having a fair market value equal to such obligations.

         9. Securities Law Compliance. The exercise of all or any parts of this option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

         10. Termination of Employment (Other than for Death or Change of Control). If Optionee ceases to be an employee of the Company or any Subsidiary for any reason, other than because of a "change of control transaction" as described in Paragraph 11 or because of death, this option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of employment, and (ii) the expiration date of this option stated in Paragraph 3 above. In such period following such termination of employment, this option shall be exercisable only to the extent the option was exercisable on the date of termination of employment, but had not previously been exercised.

         11. Change of Control. If Optionee's employment with the Company or any Subsidiary is terminated because of a "change of control transaction," this option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of employment and (ii) the expiration date of this option stated in Paragraph 3 above; provided, however, that if (a) such transaction is treated as a "pooling of interests" under generally accepted accounting principles and (b) Optionee is an "affiliate" of the Company or Subsidiary under applicable legal and accounting principles, this Option shall completely terminate on the later of (A) the close of business on the three-month anniversary date of such termination of employment or (B) the close of business on the date that is sixty (60) days after the date on which affiliates are no longer restricted from selling, transferring or otherwise disposing of the shares of stock received in the change of control transaction.

                  In such period following the termination of Optionee's employment upon a change of control transaction, this option shall be fully exercisable unless the acceleration of the exercisability of this option has been prevented as provided in Section 13 of the Plan, in which case, this option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this option was not exercisable upon such termination of employment or if Optionee does not exercise the Option within the time specified in this Paragraph 11, all rights of Optionee under this option shall be forfeited. If Optionee exercises this option on a date that is after the three-month anniversary date of the termination of Optionee's employment or on a date that is more than ten years (or five years, if applicable) after the Date of Grant, this option shall not be treated as an incentive stock option within the meaning of Code Section 422.

                  For purposes of this Paragraph 11, a "change of control transaction" means an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company.

         12. Death of Optionee. If the Optionee dies (i) while in the employ of the Company or any Subsidiary, or (ii) within the period of three months after the termination of employment with the Company or any Subsidiary as provided in Paragraph 10, this option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the Optionee's death, and (ii) the expiration date under this option. In such period following the Optionee's death, this option may be exercised by the person or persons to whom the Optionee's rights under this option shall have passed by the Optionee's will or by the laws of descent and distribution only to the extent the option was exercisable on the date of death but had not previously been exercised. To the extent this option was not exercisable upon Optionee's death, or if the option is not exercised within the time specified in this Paragraph 12, all rights under this option shall be forfeited.

         13. Recapitalizations, Sales, Mergers, Exchanges, Consolidations, Liquidation. Pursuant and subject to Section 13 of the Plan, certain changes in the number or character of the Common Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee's rights with respect to any unexercised portion of the option (i.e., Optionee shall have such "anti-dilution" rights under the option with respect to such events, but shall not have "preemptive" rights).

         14. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 4 hereof.

         IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement in the manner appropriate to each, as of the day and year first above written.

                                      ZOMAX OPTICAL MEDIA, INC.


                                      By ____________________________________
                                         Its ________________________________
                                                             COMPANY



                                      ______________________________________
                                                             OPTIONEE

                            ZOMAX OPTICAL MEDIA, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT, made this ______ day of _____________, 19___, by and between ZOMAX OPTICAL MEDIA, INC., a Minnesota corporation (the "Company"), and _________________________ (the "Optionee");

                               W I T N E S S E T H

         WHEREAS, the Optionee on the date hereof is an employee, officer, director, consultant or advisor of the Company or a Subsidiary of the Company;

         WHEREAS, to induce the Optionee to further the Optionee's efforts in its behalf, the Company desires to grant to the Optionee a nonqualified stock option to purchase shares of its Common Stock;

         WHEREAS, the Company's Board of Directors has adopted a stock option plan providing for the grant of nonqualified stock options known as "Zomax Optical Media, Inc. 1996 Stock Option Plan" (hereinafter referred to as the "Plan"); and

         WHEREAS, on the date hereof, the Company's Board of Directors (or, if so appointed and empowered by the Board, the Board's Stock Option Committee) authorized the grant of this nonqualified stock option to the Optionee;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Optionee hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee, on the date of this Agreement, the option to purchase _________ shares of Common Stock of the Company (the "Option Stock") subject to the terms and conditions herein contained, and subject only to adjustment in such number of shares as provided in Section 13 of the Plan. This option is a nonqualified stock option and will not be treated as an incentive stock option, as defined under Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

         2. Option Price. During the term of this option, the purchase price for the shares of Option Stock granted herein is $___________ per share, subject only to adjustment of such price as provided in Section 13 of the Plan.

         3. Term of Option. Unless terminated earlier under the provisions of Paragraphs 10, 11 or 12 below, this option shall terminate as of the close of business on _________________. During the first year after the date of this

Agreement, this option shall not be exercisable. Thereafter, this option shall be exercisable to the extent of ____________ percent (____%) of such total number of shares during each succeeding year until the earlier of the time this option shall have become exercisable to the extent of one hundred percent (100%) of the total number of shares granted or its termination as provided herein. If the Optionee does not purchase the full number of shares which the Optionee is entitled to purchase upon an exercise of this option, the Optionee may purchase upon any subsequent exercise prior to the option's termination such previously unpurchased shares in addition to those the Optionee is otherwise entitled to purchase. If this option has been granted prior to approval of the Plan by the Company's shareholders, this option shall not be exercisable until such approval is obtained.

         4. Personal Exercise by Optionee. This option shall, during the lifetime of the Optionee, be exercisable only by said Optionee, or by the Optionee's guardian or other legal representative, and shall not be transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

         5.       Manner of Exercise of Option.

                  a. The option may be exercised only by Optionee (or other proper party in the event of death), subject to the conditions of the Plan and subject to such other administrative rules as the Board of Directors may deem advisable, by delivering a written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the option is being exercised and shall be accompanied by payment in full of the option price for all shares designated in the notice. The exercise of the option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the exercise period as provided herein.

                  b. Payment of the option price by Optionee shall be in the form of cash, certified check or previously acquired shares of Common Stock of the Company, or any combination thereof; provided, however, that the Board or any Committee appointed by the Board to administer the Plan may, in its sole discretion, limit the form of payment to cash or certified check and may exercise its discretion any time prior to the termination of this option or upon any exercise of this option by the Optionee. Any stock so tendered as part of such payment shall be valued at its fair market value as provided in the Plan. As soon as practicable after the effective exercise of all or any part of the option, the Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

         6. Employment; Rights as a Shareholder. This Agreement shall not confer on Optionee any right with respect to continuance of employment, if so employed, by the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment. The Optionee or a transferee of this option shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 13 of the Plan.

         7. 1996 Stock Option Plan. The option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to the Optionee and is hereby made a part of this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this option, and, in the event of any question as to the construction of this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

         8. Withholding Taxes. In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of this option and to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to the Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. The Optionee may, subject to the discretion of the Board of Directors or such other administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company's Common Stock having a fair market value equal to such obligations.

         9. Securities Law Compliance. The exercise of all or any parts of this option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

         10. Termination of Relationship With Company (Other than Because of Death or Change of Control). If the Optionee ceases to be an employee or director of or a consultant or advisor to the Company or any Subsidiary for any reason, other than because of a "change of control transaction" as described in Paragraph 11 or because of death, this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of such relationship, and (ii) the expiration date of this Option stated in Paragraph 3 above. In such period following termination of such relationship, this option shall be exercisable only to the extent the option was exercisable on the date of termination of such relationship, but had not previously been exercised.

         11. Change of Control. If the Optionee ceases to be an employee or director of or a consultant or advisor to the Company or any Subsidiary because of a "change of control transaction," this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of employment and (ii) the expiration date of this Option stated in Paragraph 3 above; provided, however, that if (a) such transaction is treated as a "pooling of interests" under generally accepted accounting principles and (b) Optionee is an "affiliate" of the Company or Subsidiary under applicable legal and accounting principles, this Option shall completely terminate on the later of (A) the close of business on the three-month anniversary date of such termination or (B) the close of business on the date that is sixty (60) days after the date on which affiliates are no longer restricted from selling, transferring or otherwise disposing of the shares of stock received in the change of control transaction.

                  In such period following the termination of Optionee's employment upon a change of control transaction, this Option shall be fully exercisable unless the acceleration of the exercisability of this Option has been prevented as provided in Section 13 of the Plan, in which case, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon termination of such relationship or if Optionee does not exercise the Option within the time specified in this Paragraph 11, all rights of Optionee under this Option shall be forfeited.

                  For purposes of this Paragraph 11, a "change of control transaction" means an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company.

         12. Death of Optionee. If the Optionee dies (i) while an employee or director of or consultant or advisor to the Company or any Subsidiary, or (ii) within the period of three months after the termination of Optionee's relationship with the Company or any Subsidiary as provided in Paragraph 10, this option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the Optionee's death, and (ii) the expiration date under this option. In such period following the Optionee's death, this option may be exercised by the person or persons to whom the Optionee's rights under this option shall have passed by the Optionee's will or by the laws of descent and distribution only to the extent the option was exercisable on the date of death but had not previously been exercised. To the extent this option was not exercisable upon Optionee's death, or if the option is not exercised within the time specified in this Paragraph 12, all rights under this option shall be forfeited.

         13. Recapitalizations, Sales, Mergers, Exchanges, Consolidations, Liquidation. Pursuant and subject to Section 13 of the Plan, certain changes in the number or character of the Common Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee's rights with respect to any unexercised portion of the option (i.e., Optionee shall have such "anti-dilution" rights under the option with respect to such events, but shall not have "preemptive" rights).

         14. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 4 hereof.

         IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement in the manner appropriate to each, as of the day and year first above written.

                                      ZOMAX OPTICAL MEDIA, INC.


                                      By ____________________________________
                                         Its ________________________________
                                                             COMPANY



                                      ______________________________________
                                                             OPTIONEE